UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 29, 2003

 COMMERCIAL NET LEASE REALTY, INC.
(exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	0-12989 (Commission File Number)	56-1431377 (I.R.S. Employment Identification No.)
450 South Orange Avenue, Orlando, FL 32801 (Address of principal executive offices, including zip code) (407) 265-7348 (Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

Exhibit 99.1: Press Release dated July 29, 2003.

Item 9. Regulation FD Disclosure.

Pursuant to Securities and Exchange Commission Release No. 33-8216, dated March 27, 2003, the information provided herein is being furnished under Item 12 of Form 8-K.

On July 29, 2003, Commercial Net Lease Realty, Inc. issued a press release announcing its results of operations and financial condition for the quarter and six months ended June 30, 2003. The press release is attached hereto as Exhibit 99.1.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 29, 2003	By: /s/ Kevin B. Habicht Kevin B. Habicht Executive Vice President and Chief Financial Officer